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                                                        EXHIBIT 99.1

To Crescent Operating, Inc.

        The undersigned, in accordance with Rule 438 under the Securities Act of 1933, as amended, hereby consents to the inclusion of his or her name as a person who has agreed to be a Director of Crescent Operating, Inc., a Delaware corporation ("Crescent Operating"), in the Registration Statement on Form S-1 of Crescent Operating.

Dated as of April 14, 1997


                                        /s/ Richard E. Rainwater
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                                        /s/ John C. Goff
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                                       /s/ Jeffrey L. Stevens
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                                       /s/ Carl F. Thorne
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                                       /s/ Anthony M. Frank
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                                       /s/ Paul E. Rowsey, III
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